UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 2, 2019
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT		59116-0918
(Address of principal executive offices)		(zip code)

(406) 255-5390
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2019, First Interstate BancSystem, Inc. (the “Registrant”) held its annual meeting of its shareholders. The proposals voted upon at the annual meeting and the final voting results for each proposal (with the holders of Class A common stock and Class B common stock voting together as a single class on all matters) are as follows:

Proposal No. 1 - To elect as directors the nominees proposed by the board of directors of the Registrant, to three-year terms expiring in 2022, or until their respective successors have been elected and qualified.

Nominee	For	Withhold Authority	Abstain	Broker Non-votes
James R. Scott, Jr.	111,153,015	17,207,808	—	5,915,735
Randall I. Scott	111,790,918	16,569,905	—	5,915,735

Proposal No. 2 - To ratify the appointment of RSM US LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-votes
133,959,824	234,298	82,436	—

Proposal No. 3 - To approve an amendment to the Registrant's Second Amended and Restated Articles of Incorporation to provide majority voting in the election of directors.

For	Against	Abstain	Broker Non-votes
111,432,149	16,902,292	26,382	5,915,735

Proposal No. 4 - To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies for the foregoing proposals.

For	Against	Abstain	Broker Non-votes
114,578,961	19,454,401	243,196	—

Proposal No. 5 - To approve on a non-binding, advisory basis, a resolution on the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-votes
127,200,979	976,017	183,827	5,915,735

Item 7.01 Regulation FD Disclosure.

On May 3, 2019, First Interstate BancSystem, Inc. (the “Registrant”) updated its shareholder presentation on the Company's Investor Relations website at www.fibk.com. A copy of the presentation is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On May 3, 2019, the Registrant issued a press release announcing the declaration of a quarterly dividend to common shareholders of $0.31 per share to be paid on May 23, 2019 to shareholders of record as of May 13, 2019. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1**	Shareholder presentation dated May 2, 2019.

99.2	Press Release dated May 3, 2019 announcing declaration of quarterly dividend to common shareholders.

**Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 3, 2019

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer